SEMPRA ENERGY
Table F (Unaudited)

Statement of Operations Data by Business Unit

Three Months Ended June 30, 2009

(Dollars in millions)	SDG&E	SoCalGas	Commodities	Generation	Pipelines & Storage		LNG	Consolidating Adjustments, Parent & Other	Total

Revenues	$ 631	$ 694	$ 13	$ 245	$ 98		$ 25	$ (17)	$ 1,689

Cost of Sales and Other Expenses	(438)	(503)	(14)	(157)	(209)	(1)	(39)	(11)	(1,371)

Depreciation & Amortization	(81)	(75)	-	(15)	(9)		(7)	(2)	(189)

Gains on Sale of Assets	1	-	-	-	-		-	2	3

Equity Earnings (Losses) Recorded Before Income Tax	-	-	126	(6)	11		-	(3)	128

Other Income, Net	27	4	-	1	1		1	36	70

Income (Loss) Before Interest & Tax (2)	140	120	125	68	(108)		(20)	5	330

Net Interest Expense (3)	(22)	(18)	(3)	(1)	(3)		(2)	(28)	(77)

Income Tax (Expense) Benefit	(28)	(37)	(37)	(34)	29		10	7	(90)

Equity Earnings Recorded Net of Income Tax	-	-	-	-	23		-	-	23

(Earnings) Losses Attributable to Noncontrolling Interests	(20)	-	-	-	32		-	-	12

Earnings (Losses)	$ 70	$ 65	$ 85	$ 33	$ (27)		$ (12)	$ (16)	$ 198

Three Months Ended June 30, 2008

(Dollars in millions)	SDG&E	SoCalGas	Commodities	Generation	Pipelines & Storage		LNG	Consolidating Adjustments, Parent & Other	Total

Revenues	$ 754	$ 1,143	$ 16	$ 482	$ 118		$ 5	$ (15)	$ 2,503

Cost of Sales and Other Expenses	(564)	(971)	(43)	(423)	(114)		(32)	(7)	(2,154)

Depreciation & Amortization	(78)	(71)	-	(14)	(3)		(2)	(3)	(171)

Gain on Sale of Assets	-	-	109	-	-		-	-	109

Equity Earnings (Losses) Recorded Before Income Tax	-	-	146	-	12		-	(3)	155

Other Income, Net	20	2	-	1	3		-	6	32

Income (Loss) Before Interest & Tax (2)	132	103	228	46	16		(29)	(22)	474

Net Interest (Expense) Income (3)	(21)	(11)	(4)	(2)	1		(1)	7	(31)

Income Tax (Expense) Benefit	(35)	(36)	(94)	(21)	(11)		2	(7)	(202)

Equity Earnings Recorded Net of Income Tax	-	-	-	-	18		-	-	18

Earnings Attributable to Noncontrolling Interests	(15)	-	-	-	-		-	-	(15)

Earnings (Losses)	$ 61	$ 56	$ 130	$ 23	$ 24		$ (28)	$ (22)	$ 244

(1) Includes $132 million write-off of long-lived assets.

(2) Management believes "Income (Loss) before Interest & Tax" is a useful measurement of our business units' performance because it can be used to evaluate the effectiveness of our operations exclusive of interest and income tax, neither of which is directly relevant to the efficiency of those operations.

(3) Net Interest (Expense) Income includes Interest Income, Interest Expense and Preferred Dividends of Subsidiaries.

SEMPRA ENERGY
Table F (Unaudited)

Statement of Operations Data by Business Unit

Six Months Ended June 30, 2009

(Dollars in millions)	SDG&E	SoCalGas	Commodities	Generation	Pipelines & Storage		LNG	Consolidating Adjustments, Parent & Other	Total

Revenues	$ 1,363	$ 1,614	$ 26	$ 542	$ 230		$ 57	$ (35)	$ 3,797

Cost of Sales and Other Expenses	(918)	(1,241)	(26)	(384)	(304)	(1)	(82)	(10)	(2,965)

Depreciation & Amortization	(158)	(147)	-	(29)	(19)		(13)	(6)	(372)

Gains on Sale of Assets	1	-	-	-	-		-	2	3

Equity Earnings (Losses) Recorded Before Income Tax	-	-	279	(6)	21		-	(6)	288

Other Income, Net	44	5	-	1	-		1	22	73

Income (Loss) Before Interest & Tax (2)	332	231	279	124	(72)		(37)	(33)	824

Net Interest Expense (3)	(48)	(34)	(6)	(2)	(6)		(4)	(55)	(155)

Income Tax (Expense) Benefit	(88)	(73)	(74)	(46)	17		22	43	(199)

Equity Earnings Recorded Net of Income Tax	-	-	-	-	39		-	-	39

(Earnings) Losses Attributable to Noncontrolling Interests	(27)	-	-	-	32		-	-	5

Earnings (Losses)	$ 169	$ 124	$ 199	$ 76	$ 10		$ (19)	$ (45)	$ 514

Six Months Ended June 30, 2008

(Dollars in millions)	SDG&E	SoCalGas	Commodities	Generation	Pipelines & Storage		LNG	Consolidating Adjustments, Parent & Other	Total

Revenues	$ 1,500	$ 2,699	$ 473	$ 928	$ 211		$ (5)	$ (33)	$ 5,773

Cost of Sales and Other Expenses	(1,107)	(2,346)	(395)	(782)	(202)		(44)	(7)	(4,883)

Depreciation & Amortization	(155)	(142)	(6)	(28)	(5)		(2)	(8)	(346)

Gains on Sale of Assets	3	-	110	2	-		-	(1)	114

Equity Earnings (Losses) Recorded Before Income Tax	-	-	146	2	20		-	(7)	161

Other Income, Net	23	2	-	2	3		15	6	51

Income (Loss) Before Interest & Tax (2)	264	213	328	124	27		(36)	(50)	870

Net Interest (Expense) Income (3)	(47)	(24)	(9)	(4)	2		(2)	5	(79)

Income Tax (Expense) Benefit	(67)	(76)	(133)	(52)	(15)		1	13	(329)

Equity Earnings Recorded Net of Income Tax	-	-	3	-	36		-	-	39

Earnings Attributable to Noncontrolling Interests	(15)	-	-	-	-		-	-	(15)

Earnings (Losses)	$ 135	$ 113	$ 189	$ 68	$ 50		$ (37)	$ (32)	$ 486

(1) Includes $132 million write-off of long-lived assets.

(2) Management believes "Income (Loss) before Interest & Tax" is a useful measurement of our business units' performance because it can be used to evaluate the effectiveness of our operations exclusive of interest and income tax, neither of which is directly relevant to the efficiency of those operations.

(3) Net Interest (Expense) Income includes Interest Income, Interest Expense and Preferred Dividends of Subsidiaries.